                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 1, 2001
                Date of Report (Date of Earliest Event Reported)



                              The China Fund, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



          Maryland                  811-6651                  000000000
(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)           Identification Number)



 225 Franklin Street, Boston, Massachusetts                     02110
  (Address of Principal Executive Offices)                    (Zip Code)



                                 (212) 808-0500
              (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.

         Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the November 2001 Monthly Update on the Fund by the Fund's Investment Manager.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2001



                                             By:/s/ Ann Casey
                                                --------------------------------
                                                Name: Ann Casey
                                                Title: Secretary

----------------------

       Insight

----------------------
The China Fund, Inc. (CHN)
November 2001

In brief...                                                                                               at 30 November 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------------------------------
Net Asset Value per share*                   US$14.04                                China Fund NAV        MSCI Golden Dragon
Market Price*                                US$11.87                                --------------        ------------------
Premium/Discount*                              -15.5%     1 month return*                 6.4%                   12.8%
Fund size*                                  US$141.4m     1 year return*                  20.7%                  -17.1%
                                                         -----------------------------------------------------------------------
                                                          *Source: State Street Corporation/Martin Currie Inc


Manager's Comments
----------------------------------------------------------------

Signs of the effect of the global economic slowdown on China are becoming clearer. Exports in October grew by only 0.1% y.o.y. Industrial production actually fell by 3.1% y.o.y. Company visits indicate some cooling in what has been a hot property market in the coastal cities. Savvy car buyers are holding off, awaiting price cuts which they anticipate will follow WTO entry. Economic growth remains more robust than in most parts of the world, and China continues to be successful in attracting foreign direct investment. But the Chinese economy needs strong growth to overcome its many structural problems - particularly if it is to re-employ those laid off in the process of state-owned enterprise reform, and absorb the overcapacity seen in many industries. For this reason we expect further fiscal measures to stimulate the economy and another interest rate cut. Deflation, not inflation, is the enemy.

The Chinese stockmarkets rallied over the past month, except for Hong Kong (HCI -4.0%) The rally was less pronounced in China (Shanghai A +3.4%) than in Taiwan (+11.3%), whose many exporters are highly sensitivity to the whims of the US consumer. The figures from the US have been better than feared in the wake of September 11th. Interest rates are now exceptionally low across greater China, and there is plenty of money ready to chase good turn-around stories. In Hong Kong, a number of small, private sector companies, to which this Fund has a relatively high weighting, have taken the opportunity to issue new shares, and one or two state-owned enterprises are attempting IPOs. That probably marks the close of this particular rally.

                                                                    Chris Ruffle

Investment strategy:

Your Fund is 89% invested and has holdings in 49 companies. Overall, the company's portfolio has a bias towards private sector companies and Taiwan-listed enterprises deriving the bulk of their profit from China.

During November, we took some profits on a few of the best performing smaller companies such as Xinao Gas, Euro-Asia and TPV. We also halved our remaining position in the oil sector, Sinopec, on the expectation of weaker crude oil prices. In Taiwan we sold Teco, whose merger with Sampo has failed to go through.

We have invested in two companies where we expect earnings to recover strongly in 2002: V-Tech (cordless phones, electronic toys) and EVA Airlines. In Taiwan, we have invested in Lian Hwa Foods (its second snack food factory has opened in Beijing) and the plastic autoparts maker Tong Yang, which now has six plants around China. We have added to positions in Asia Dekor, which we expect to benefit from strong home renovation demand in China, and Fountain Set, the world's leading maker of knitted yarn, which we believe to be trading at under 3X prospective earnings and an estimated cash yield of 9%.

Source: Martin Currie Inc

Fund Details*                                                          Asset allocation (%)*
------------------------------------------------------------------------------------------------------------------------------------
 Market cap                $185.4m                                             [PIE CHART]
 Shares outstanding        10,073,173 shares                            Hong Kong               41.2%
 Exchange listed           NYSE                                         Taiwan                  31.1%
 Listing date              July 10, 1992                                Cash                    10.8%
 Investment manager        Martin Currie Inc                            B Shares                6.3%
 Direct investment         Asian Direct Capital Management              Unlisted                4.8%
 manager                                                                Singapore               3.0%
                                                                        New York                2.8%


 Ten Largest Listed Investments (35.3%)*                                Direct Investments*
------------------------------------------------------------------------------------------------------------------------------------
 Taipei Bank                       Financials                  5.0%     A-S China Plumbing Products       Sanitary Ware        3.0%
 TCL International                 Information Technology      4.3%     Moulin International Holdings     Optical Frames       1.4%
 Yanzhou Coal Mining               Energy                      4.3%     New World Sun City                Property             0.4%
 Huaneng Power Intl                Energy                      3.7%
 Zhejiang Expressway               Utilities                   3.4%
 Phoenixtec Power                  Consumer Staples            3.3%
 Chungwa Telecom                   Telecommunications          3.1%
 Chinadotcom                       Information Technology      2.8%
 Brilliance China                  Consumer Discretionary      2.8%
 Uni-president Enterprises         Consumer Discretionary      2.6%



Sector allocation (%)*                                        Performance (in US$ term)*
------------------------------------------------------------------------------------------------------------------------------------
                                % of net        MSCI           As at 30 November 2001               NAV %       Market Price %
                                  assets       Golden
                                              Dragon %

 Consumer Discretionary             13.3           5.7         One month                             6.41                10.52
 Information Technology             12.9          23.5         Calendar year to date                12.61                28.32
 Industrials                        11.4          21.6         3 years **                            9.86                11.17
 Consumer Staples                    9.5           0.4
 Financials                          9.0          28.0         Dividend History*
 Energy                              8.0           1.0         US$                               Ex Date
 Telecoms                            6.4          10.3         0.1110                            12/28/99
 Materials                           5.7           3.4         0.0780                            12/23/98
 Utilities                           5.1           6.1         0.5003                            12/23/97
 Other                               4.9           0.0         0.0834                            12/27/96
 Health Care                         3.0           0.0         0.0910                            12/31/95
 Cash                               10.8             -         0.6099                            12/31/94
                                                               0.9103                            12/31/93
 Total                             100.0         100.0         0.0550                            12/31/92


Fund Performance
------------------------------------------------------------------------------------------------------------------------------------
                                                 One        Three          Year           One       Three       Five       Since
 Fund performance                               Month       Months        To date        Year       Years      Years      Launch #

 The China Fund, Inc.                             6.4        11.0             12.6       20.7       9.9**     0.5**         2.0**
 MSCI Golden Dragon                              12.8         0.3            -18.8      -17.1        -5.3      -8.2             -
 Hang Seng Chinese Enterprise Index              -4.0        -1.7             10.2       11.9        -1.8     -12.8             -

 Source:  * State Street Corporation / MC Inc.   # The Fund was launched on July 10, 1992  ** Annualised Return

 -------------------------------------------------------------------------------

                               The China Fund Inc.

Performance in perspective

--------------------------------------------------------------------------------




             The China Fund Inc.
Date        vs MSCI Golden Dragon         NAV
----        ---------------------         ---
17-Jul-92                                 13.83
31-Jul-92                                 13.17
31-Aug-92                                 13.20
30-Sep-92                                 13.17
31-Oct-92                                 13.51
30-Nov-92                                 14.23
31-Dec-92                                 13.00
31-Jan-93                                 14.25
28-Feb-93                                 14.80
31-Mar-93                                 14.97
30-Apr-93                                 15.55
31-May-93                                 15.60
30-Jun-93                                 14.97
31-Jul-93                                 14.32
31-Aug-93                                 15.15
30-Sep-93                                 15.29
31-Oct-93                                 17.35
30-Nov-93                                 18.05
27-Dec-93                                 19.28
31-Dec-93                                 20.18
31-Jan-94                                 18.21
28-Feb-94                                 17.09
31-Mar-94                                 15.64
30-Apr-94                                 14.52
31-May-94                                 14.96
30-Jun-94                                 14.16
31-Jul-94                                 14.85
31-Aug-94                                 15.44
30-Sep-94                                 15.50
31-Oct-94                                 15.25
30-Nov-94                                 13.76
23-Dec-94                                 12.62
31-Dec-94                                 12.60
31-Jan-95                                 11.17
28-Feb-95                                 11.75
31-Mar-95                                 11.78
30-Apr-95                                 11.45
31-May-95                                 12.36
30-Jun-95                                 12.21
31-Jul-95                                 12.65
31-Aug-95                                 12.31
30-Sep-95                                 12.49
31-Oct-95                                 12.87
30-Nov-95                                 12.41
29-Dec-95                                 12.23
31-Dec-95                                 12.23
31-Jan-96                                 13.44
29-Feb-96                                 13.49
31-Mar-96                                 12.82
30-Apr-96                                 12.70
31-May-96                                 12.94
30-Jun-96                                 12.87
31-Jul-96                                 12.83
31-Aug-96                                 13.33
30-Sep-96                                 13.60
31-Oct-96           -4.60                 13.24
30-Nov-96            3.37                 14.73
31-Dec-96           11.07                 16.33
31-Jan-97            1.80                 16.55
28-Feb-97            3.16                 17.35
31-Mar-97            2.27                 16.87
30-Apr-97            6.61                 18.57
31-May-97            2.35                 20.38
30-Jun-97           -1.21                 21.62
31-Jul-97           -0.57                 23.00
31-Aug-97           13.03                 23.37
30-Sep-97           -5.88                 22.02
31-Oct-97            5.05                 16.97
30-Nov-97          -10.54                 15.03
31-Dec-97           -4.75                 14.53
31-Jan-98          -10.98                 11.45
28-Feb-98            4.66                 14.44
31-Mar-98            0.05                 13.99
30-Apr-98            2.52                 12.88
31-May-98            2.90                 11.63
30-Jun-98           -8.15                 10.05
31-Jul-98           -7.95                  8.72
31-Aug-98           -3.05                  7.54
30-Sep-98           13.76                  9.80
31-Oct-98          -12.33                 10.84
30-Nov-98           -2.13                 10.80
28-Dec-98            0.52                 10.28
31-Dec-98            1.07                 10.39
31-Jan-99           -7.49                  9.05
28-Feb-99           -4.68                  8.80
31-Mar-99           -2.99                  9.57
30-Apr-99            3.48                 11.72
31-May-99            4.21                 11.38
30-Jun-99           17.91                 15.35
31-Jul-99           -2.38                 14.01
31-Aug-99           -3.69                 14.12
30-Sep-99            0.04                 13.43
31-Oct-99           -9.09                 12.74
30-Nov-99            1.71                 14.06
28-Dec-99           -5.57                 14.41
31-Dec-99           -1.48                 14.20
31-Jan-00           -3.64                 13.75
29-Feb-00           -4.26                 13.37
31-Mar-00            6.65                 14.71
30-Apr-00           -4.02                 12.71
31-May-00            4.42                 12.45
30-Jun-00            5.72                 13.53
31-Jul-00            5.43                 14.54
31-Aug-00            1.04                 14.32
30-Sep-00            3.29                 13.07
31-Oct-00            3.31                 12.37
30-Nov-00            0.76                 11.63
31-Dec-00            5.03                 12.47
31-Jan-01          -11.30                 12.53
28-Feb-01           11.33                 13.23
31-Mar-01           13.53                 13.76
30-Apr-01            7.31                 14.58
31-May-01           14.53                 16.28
30-Jun-01            0.63                 15.90
31-Jul-01           -4.32                 14.26
31-Aug-01            3.83                 13.90
30-Sep-01            8.15                 12.64
31-Oct-01           -1.32                 13.19
30-Nov-01           -5.62                 14.04


 -------------------------------------------------------------------------------


                      The China Fund, Inc. Premium/Discount

--------------------------------------------------------------------------------

The China Fund, Inc. Premium/discount

       07/10/1992 - 11/30/2001

DATE             Premium/Discount
----             ----------------
31-Jul-92             14.07%
28-Aug-92             -4.54%
25-Sep-92             -13.67%
30-Oct-92             -1.55%
27-Nov-92             1.40%
25-Dec-92             -1.53%
29-Jan-93             -7.02%
26-Feb-93             -7.09%
26-Mar-93             -7.44%
30-Apr-93             7.72%
28-May-93             14.58%
25-Jun-93             14.09%
30-Jul-93             11.31%
27-Aug-93             9.78%
24-Sep-93             5.40%
29-Oct-93             6.63%
26-Nov-93             -0.47%
31-Dec-93             39.99%
28-Jan-94             27.52%
25-Feb-94             20.04%
25-Mar-94             20.87%
29-Apr-94             10.19%
27-May-94             24.92%
24-Jun-94             15.21%
29-Jul-94             13.64%
26-Aug-94             18.85%
30-Sep-94             11.29%
28-Oct-94             12.43%
25-Nov-94             7.45%
30-Dec-94             0.20%
27-Jan-95             11.91%
24-Feb-95             11.11%
31-Mar-95             6.11%
28-Apr-95             6.99%
26-May-95             8.39%
30-Jun-95             2.38%
28-Jul-95             1.94%
25-Aug-95             1.73%
29-Sep-95             2.08%
27-Oct-95             -5.64%
24-Nov-95             -2.66%
29-Dec-95             -3.92%
26-Jan-96             14.58%
23-Feb-96             -1.68%
29-Mar-96             4.33%
26-Apr-96             -3.69%
31-May-96             -5.33%
28-Jun-96             -5.79%
26-Jul-96             -11.89%
30-Aug-96             -10.92%
27-Sep-96             -10.19%
25-Oct-96             -13.92%
29-Nov-96             -10.90%
27-Dec-96             -18.15%
31-Jan-97             -17.67%
28-Feb-97             -21.47%
28-Mar-97             -20.12%
25-Apr-97             -23.57%
30-May-97             -20.26%
27-Jun-97             -20.61%
25-Jul-97             -20.69%
29-Aug-97             -24.05%
26-Sep-97             -17.05%
31-Oct-97             -21.73%
28-Nov-97             -15.59%
26-Dec-97             -16.28%
30-Jan-98             -1.75%
27-Feb-98             -15.17%
27-Mar-98             -18.52%
24-Apr-98             -19.54%
29-May-98             -21.54%
26-Jun-98             -13.16%
31-Jul-98             -14.71%
28-Aug-98             -21.35%
25-Sep-98             -30.42%
30-Oct-98             -19.43%
27-Nov-98             -15.57%
25-Dec-98             -23.53%
29-Jan-99             -22.65%
26-Feb-99             -21.16%
26-Mar-99             -19.23%
30-Apr-99             -19.48%
28-May-99             -19.27%
25-Jun-99             -20.63%
30-Jul-99             -21.93%
27-Aug-99             -24.14%
24-Sep-99             -24.04%
29-Oct-99             -22.00%
26-Nov-99             -20.28%
31-Dec-99             -25.17%
28-Jan-00             -26.63%
25-Feb-00             -23.62%
31-Mar-00             -28.19%
28-Apr-00             -29.20%
26-May-00             -24.45%
30-Jun-00             -29.33%
28-Jul-00             -24.71%
25-Aug-00             -26.60%
29-Sep-00             -27.31%
27-Oct-00             -28.35%
24-Nov-00             -26.14%
29-Dec-00             -25.82%
26-Jan-00             -21.88%
23-Feb-01             -18.80%
30-Mar-01             -21.88%
27-Apr-01             -21.94%
25-May-01             -19.39%
29-Jun-01             -16.54%
27-Jul-01             -19.60%
31-Aug-01             -18.56%
28-Sep-01             -15.66%
26-Oct-01             -17.97%
 2-Nov-01             -19.58%
 9-Nov-01             -15.74%
16-Nov-01             -15.22%
23-Nov-01             -17.39%
30-Nov-01             -15.46%

--------------------------------------------------------------------------------

The performance and premium/discount are based on 30 November 2001 *Source: State Street Corporation

------------------------------------------------------------------------------------------------------------------------------------
The portfolio - in full                                                                                    at  30 November 2001
------------------------------------------------------------------------------------------------------------------------------------

Sector                                                  Company        Price          Holding            Value            % of
                                                         (code)                                            $            portfolio
Hong Kong 41.2%
TCL International Holdings Ltd                          1070.HK       HK$1.32       39,318,000           6,150,646           4.3%
Yanzhou Coal Mining Co.                                 1171.HK       HK$2.55       19,000,000           6,090,642           4.3%
Huaneng Power International, Inc.                       0902.HK       HK$4.88        8,218,000           5,163,351           3.7%
Zhejiang Expressway Co., Ltd                            0576.HK       HK$1.89       19,814,000           4,776,386           3.4%
Brilliance China Automotive Holdings, Ltd               1114.HK       HK$1.68       19,300,000           3,934,811           2.8%
China Petroleum & Chemical, Corp                        0386.HK       HK$1.11       22,700,000           3,230,861           2.3%
China Rare Earth Holdings, Ltd                          0769.HK       HK$2.18       11,600,000           3,086,352           2.2%
Shangri-La Asia, Ltd                                    0069.HK       HK$5.15        5,000,000           3,061,349           2.2%
TPV Technology, Ltd                                     0903.HK       HK$2.13       11,050,000           2,536,207           2.0%
Beijing Capital International Airport Co., Ltd          0697.HK       HK$1.88       10,384,000           2,503,179           1.7%
Asia Satellite Telecommunications Holdings, Ltd         1135.HK       HK$12.4        1,693,000           2,420,479           1.7%
Fountain Set (Holdings) Ltd                             0420.HK        HK$1.2       15,250,000           2,229,175           1.6%
Global Bio-chem Technology Group Co., Ltd               0809.HK       HK$2.80        7,000,000           2,423,434           1.6%
China Overseas Land & Investment, Ltd                   0688.HK       HK$1.05       16,500,000           2,052,226           1.4%
LifeTec Group, Ltd                                      1180.HK       HK$0.26       59,846,000           1,857,034           1.4%
Chaoda                                                  0682.HK       HK$2.53        5,000,000           1,522,660           1.1%
Vtech Holdings, Ltd.                                    0303.HK       HK$5.95        2,270,000           1,557,217           1.1%
Chen Hsong Holding, Ltd                                 0057.HK       HK$1.36        6,630,000           1,105,163           0.8%
Arcontech, Corp                                         8097.HK       HK$0.98        9,000,000           1,142,476           0.7%
Xinao Gas Holdings, Ltd                                 8149.HK        HK$2.5        2,350,000             768,382           0.5%
Automated Systems Holdings, Ltd                         0771.HK       HK$2.45        1,752,000             550,389           0.4%
Jackin International                                    0630.HK       HK$0.41          990,000              41,256           0.0%

Taiwan 31.1%
Taipei Bank                                             2830.TW       NT$20.3       12,115,400           7,110,142           5.0%
Phoenixtech Power Co., Ltd                              2411.TW       NT$22.4        6,824,000           4,659,036           3.3%
Chunghwa Telecom Co., Ltd                               2412.TW       NT$51.0        3,276,000           4,387,670           3.1%
Uni-President Enterprises Co.                           1216.TW       NT$11.1       11,549,760           3,657,536           2.6%
Choice Lithograph, Inc                                  9929.TW       NT$12.5        8,273,000           3,004,431           2.2%
Polaris Securities Co., Ltd                             6011.TWO      NT$13.1        8,042,000           3,002,316           2.2%
Pacific Construction Co., Ltd                           2506.TW       NT$3.14       32,841,000           3,015,037           2.0%
Ho Tung Chemical, Corp                                  1714.TW       NT$16.8        6,132,950           2,743,970           1.9%
China Synthetic Rubber, Corp                            2104.TW        NT$9.3        9,919,440           2,579,285           1.8%
Synnex Technologies International, Corp                 2347.TW       NT$43.0        2,156,000           2,380,244           1.8%
Advantech Co., Ltd                                      2395.TW       NT$82.5          959,100           2,201,304           1.6%
Taiwan Secom                                            9917.TW       NT$29.9        2,741,500           2,309,805           1.6%
Behavior Technology, Corp                               2341.TW       NT$12.85       4,000,000           1,493,318           1.0%
Lian Hwa                                                1231.TW       NT$15.7        1,959,000             853,719           0.6%
EVA Airways                                             2618.TW        NT$9.3        1,002,000             247,443           0.2%
Lite-On IT, Corp                                        8008.TWO      NT$77.0           82,000             183,440           0.1%
Tong Yang                                               1319.TW       NT$13.75         412,000             164,585           0.1%

B shares 6.3%
Shanghai Friendship Group Co., Inc                     900923.SS      US$1.00        2,950,000           2,917,550           2.1%
Eastern Communications Co., Ltd                        900941.SS      US$1.32        1,729,150           2,206,396           1.6%
Luthai Textile Co., Ltd                                200726.SZ      HK$9.35        1,999,869           2,169,408           1.5%
Shanghai Matsuoka, Co                                  900955.SS      US$1.69          981,850           1,634,780           1.1%

New York 2.8%
Chinadotcom, Corp                                       China.O       US$2.37        1,700,000           3,961,000           2.8%

Direct 4.8%
A-S China Plumbing Products, Ltd                                                           450           4,178,250           3.0%
Moulin International Holdings, Ltd                                                   2,000,000           2,002,750           1.4%
New World Sun City, Ltd                                                                     83             608,787           0.4%

Singapore 3.0%
Want Want Holdings, Ltd                                 WANT.SI       US$1.93        1,900,000           3,458,000           2.4%
Asia Dekor Holdings, Ltd                                ADEK.SI       US$0.10        7,374,000             774,270           0.6%

Cash 10.8%                                                                                                                  10.8%

Objective
--------------------------------------------------------------------------------


The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.

Contacts
--------------------------------------------------------------------------------

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)







Important Information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Regulated by IMRO and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit, from the rules and regulations of the United Kingdom Financial Services Act 1986, the Financial Services Authority and the Securities and Futures Authority for the protection of investors nor benefit from the United Kingdom Investors Compensation Scheme nor have access to IMRO's Investment Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the Financial Services (Cancellation) Rules 1989 (as amended) of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.

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